                                                                   EXHIBIT 10.19




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              SOLICITATION/CONTRACT                          1. THIS CONTRACT IS A RATED ORDER UNDER      RATING      PAGE 1 OF
BIDDER/OFFEROR TO COMPLETE BLOCKS 11, 13, 15, 21, 22, & 27.     DPAS (15 CFR 350)

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2. CONTRACT NO.        3. AWARD/EFFECTIVE DATE   4. SOLICITATION NUMBER  5. SOLICITATION TYPE           6. SOLICITATION ISSUE DATE
                                                                          [ ] SEALED    [X] NEGOTIATED
    N00140-97-D-1756          12 JUN 97              N00140-97-Q-1756         BIDS
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7. Issued By                       CODE   N00140             10. THIS ACQUISITION IS
                                          ------
FISC DETACHMENT PHILADELPHIA                                      [ ] UNRESTRICTED                [ ] LABOR SURPLUS AREA CONCERNING
700 ROBBINS AVENUE, BLDG 2B                                       [ ] SET ASIDE         % FOR     [ ] COMBINED SMALL BUSINESS &
PHILADELPHIA, PA 19111-5083                                       [ ] SMALL BUSINESS                  LABOR AREA CONCERNS
                                                                        SIC:                      [X] OTHER
  Ms. Eileen Flanigan code 02P22B 215-697-9636                                              SIZE STANDARD:
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9. SOLICITATION: BIDDERS/OFFERORS SHALL INSURE THAT SEALED BIDS/PROPOSALS (AN ORIGINAL AND ONE COPY) SHALL BE RECEIVED IN THE BID
ROOM, OR IN THE DEPOSITORY LOCATED IN THE BID ROOM at FISC NORFOLK DETACHMENT PHILADELPHIA, BUILDING 2B, 700 ROBBINS AVENUE,
PHILADELPHIA, PA 19111-5083 NO LATER THAN 4:00 p.m. (LOCAL TIME, PHILADELPHIA, PA) ON

LATE OFFERS ARE SUBJECT TO THE LATE BID OR PROPOSAL PROVISIONS INCORPORATED HEREIN. ALL OFFERS ARE SUBJECT TO SUCH PROVISIONS,
REPRESENTATIONS, CERTIFICATIONS, AND SPECIFICATIONS AS ARE ATTACHED OR INCORPORATED HEREIN BY REFERENCE.
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10. ITEMS TO BE PURCHASED (BRIEF DESCRIPTION)

    [ ] SUPPLIES    [X] SERVICES    Software Services
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11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN              12. ADMINISTERED BY:                               CODE
180 CALENDAR DAYS (UNLESS OFFEROR INSERTS A DIFFERENT                                                                      S0507A
PERIOD) FROM THE DATE SET FORTH IN BLOCK 9 ABOVE THE           DCMAO San Francisco                                       -----------
CONTRACTOR AGREES TO HOLD ITS OFFERED PRICES FIRM FOR          1265 Borregas Avenue
THE ITEMS SOLICITED HEREIN AND TO ACCEPT ANY RESULTING         Sunnyvale, CA 94089
CONTRACT SUBJECT TO THE TERMS AND CONDITIONS                   408-541-7099
STATED HEREIN.
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13. CONTRACTOR/       CODE          FACILITY CODE              14. PAYMENT WILL BE MADE BY:                       CODE     SC1004
OFFEROR                    -----                 ---------                                                               -----------
                                                               DFAS-Columbus Center
Cybersource Corporation                                        DFAS-CO-JWV-Van Nuys Division
550 S. Winchester Blvd.                                        P.O. Box 182157
Ste. 301                                                       Columbus, OH 43218-2157    800-553-2839
San Jose, CA 95128
     TELEPHONE NO.                  DUNS NO.
 [ ] CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS
     IN OFFER.
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15. PROMPT PAY DISCOUNT                                        16. AUTHORITY FOR USING OTHER THAN FULL
                                                               AND OPEN COMPETITION
                                                                                      [ ] 10 USC 2304     [ ] 41 USC 253(C) (  )
                                                                                               (C)
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       17.                          18.                                   19.             20.             21.              22.
    ITEM NO.             SCHEDULE OF SUPPLIES/SERVICES                 QUANTITY          UNIT          UNIT PRICE         AMOUNT
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SEE PAGE 2

MAIL INVOICES TO:
DEFENSE LOGISTICS AGENCY
ATT: AOAC
8725 JOHN J KINGMAN ROAD
STE. 2533/ROOM 3631
FT. BELVOIR, VA 22060-6221

THIS CONTRACT CREATES UNILATERAL OPTIONS, WHICH IF EXERCISED WILL RESULT IN A TOTAL CONTRACT VALUE OF $49,459,907.25

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23. ACCOUNTING & APPROPRIATION DATA                                                                26. TOTAL AWARD AMOUNT (FOR
                                                                                                   GOVT USE ONLY)
       FUNDING TO BE PROVIDED ON DELIVERY ORDER 0001 ISSUED CONCURRENTLY WITH THIS CONTRACT           Est. $49,459,907.25
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[X] 25. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND         [ ] 26. AWARD OF CONTRACT. YOUR OFFER ON SOLICITATION NUMBER SHOWN
        RETURN TWO COPIES TO ISSUING OFFICE. CONTRACTOR AGREES           IN BLOCK 4 INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET
        TO FURNISH AND DELIVER ALL ITEMS SET FORTH HEREIN OR             FORTH HEREIN IS ACCEPTED AS TO ITEMS:
        OTHERWISE IDENTIFIED ABOVE AND ON ANY CONTINUATION
        SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED
        HEREIN.
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27. SIGNATURE OF OFFEROR/CONTRACTOR                              28. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
    /s/ W. S. MCKIERNAN                                             /s/ J. J. SWIZEWSKI
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NAME & TITLE OF SIGNER (TYPE OR PRINT)       DATE SIGNED         NAME OF CONTRACTING OFFICER                     DATE SIGNED
    William S. McKiernan                       6/6/97             J. J. SWIZEWSKI/CONTRACTING OFFICER              6/12/97
            CEO
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                                                                                                    STANDARD FORM 1447


[SOFTWARE.NET LETTERHEAD]

June 25, 1996

Ms. Sharon Phillips
FISC Norfolk Detachment Philadelphia
700 Robbins Ave., Bldg. 2B.
Philadelphia, PA 19111-5084

Dear Ms. Phillips:

Enclosed is our bid for Software License Maintenance Solicitation N00140-96-R-2410. We would welcome the opportunity to serve the Defense Mapping Agency for the next two years with their electronically delivered maintenance agreement. CyberSource is confident that our electronic distribution technology will simplify the DMA's upkeep of their software inventory. As pioneers in electronic software distribution we have many accomplishments including:

- We have successfully completed over 200,000 encrypted electronic software deliveries over the Internet.

- We currently electronically distribute over 3,300 software products over the Internet.

- We have developed the leading electronic package available for electronic software distribution that eliminates the possibility of virus installation or product corruption during the electronic transmission over the Internet.

- The only company approved to electronically deliver software from Microsoft, Symantec, Claris, IBM, FTP, Qualcomm, Intergraph, Farallon and Wall Data.

- The first company to have its electronic encryption technology approved by Microsoft Corporation.

Although the use of electronic distribution for maintenance of software is new for the government, the technology that we will utilize has been put to use successfully over 200,000 times to fulfill orders from corporations, government agencies and Universities. If this contract is awarded to CyberSource, we will have the system in place for the Defense Mapping Agency within 10 days of notification.

Thank you for the opportunity to bid on this solicitation and please do not hesitate to contact me with any questions that you may have.

Sincerely,

/s/ [SIG]
----------------------------------------
    Kendall M. Fargo
    CyberSource Government Sales Manager

                                                                N00140-97-D-1756
                                                                PAGE 2


SECTION B   SCHEDULE OF SUPPLIES AND SERVICES

                                      EST
CLIN        DESCRIPTION               QTY      U/I      U/P          AMOUNT
--------------------------------------------------------------------------------
0001    SOFTWARE SERVICES            43887     EA     $156.45     $ 6,866,121.15
        IN SUPPORT OF THE
        PRODUCTS LISTED IN
        SECTION C FOR THE PERIOD
        FROM DATE OF AWARD
        THROUGH 12 MONTHS.

0002    MICROSOFT PROJECT            10000     EA     $213.30     $ 2,133,000.00


OPTION I
0003    SOFTWARE SERVICES            57408     EA     $156.45     $ 8,981,481.60
        IN SUPPORT OF THE
        PRODUCTS LISTED IN
        SECTON C FOR THE
        PERIOD 13 MONTHS
        THROUGH 24 MONTHS.


OPTION II
0004    SOFTWARE SERVICES            63102     EA     $156.45     $ 9,872,307.90
        IN SUPPORT OF THE
        PRODUCTS LISTED IN
        SECTION C FOR THE
        PERIOD 25 MONTHS
        THROUGH 36 MONTHS.


OPTION III
0005    SOFTWARE SERVICES            70332     EA     $156.45     $11,003,441.40
        IN SUPPORT OF THE
        PRODUCTS LISTS IN
        SECTION C FOR THE
        PERIOD 37 MONTHS
        THROUGH 48 MONTHS.


OPTION IV
0006    SOFTWARE SERVICES            67776     EA     $156.45     $10,603,555.20
        IN SUPPORT OF THE
        PRODUCTS LISTS
        IN SECTION C FOR THE
        PERIOD 49 MONTHS.

                                                                N00140-97-D-1756
                                                                PAGE 3


          THROUGH 60 MONTHS.

NOTE: THE UNIT OF ISSUE "EACH" LISTED ABOVE IS DEFINED AS A "SEAT" WHICH EQUALS A COMPUTER SYSTEM USING THE SOFTWARE PRODUCTS LISTED IN SECTION C.

SECTION C  DESCRIPTION/SPECIFICATION

The software services available under this contract support the Defense Logistics Agency (DLA) and Department of Defense Procurement Offices.

Each seat may be supported by the following server products:

     Microsoft BackOffice Client
     Microsoft BackOffice Server including Exchange Connectors - The DLA and
       DoD Procurement may install and maintain up to 1088 Back Office Servers under this contract.
     Microsoft Site Server - The DLA and DoD Procurement may install and maintain up to 125 Site Servers under this contract.

Each seat shall have the ability to utilize at the desktop the following products:

     Microsoft Win 95
     Microsoft Windows NT Workstations
     Microsoft Office Professional
     Microsoft Project
     Microsoft Visual Basic Enterprise Edition
     Microsoft Publisher
     CyberMedia First Aid Deluxe 95
     Intessera Technology Vue Finder V4.2

Attachment I is a listing of the component of each product listed above which is included under this contract. Software services include Office Professional, Back Office Server, Back Office Client Access Licenses competitive upgrades and maintenance. No new licenses for Office Professional, Project other than CLIN 0002, NT Workstation and Windows 95 are included.

Maintenance includes "versions upgrades" and "successor or upgrade products" meaning any "major product upgrade" (e.g. version 1.0 to 2.0), "minor product upgrade" (e.g., version 2.0 to 2.1) and "maintenance upgrade" (e.g., version
2.01 to 2.01a) for such Products, which have been made generally available prior to expiration of the contract. Windows 95 is considered a successor product to Windows 3.1 and Windows 3.11. Successor or upgrade products do not include any existing or future product which are not a direct successor to the Products such as extensions, add-on's and accessory

                                                                N00140-97-D-1756
                                                                PAGE 4


products marketed separately from the Product. For example, Microsoft Word for Windows & Bookshelf is not a direct successor of Windows NT. Further, Windows
NT is a successor to earlier versions of Windows NT, but Windows NT 3.5 is NOT a successor to Windows 3.1 or Windows 95. Competitive upgrades from non-Microsoft products, except as noted in Section C, and pre-released or "beta" version software products are also not included. If an upgrade product is jointly packaged with one or more additional products, such upgrade will only be included if the product upgrade is not separately available.

Upon expiration of the contract, the DLA and DoD Procurement offices shall retain license to use the Desktop Software ordered during the ordering period and installed Back Office Server and Site Server Products.

Software shall be provided via Electronic Distribution Technology (EDT) downloading from the Internet using encryption approved by the respective software publishers. Fourteen (14) hard copies of media and documentation shall be required for each software product initially and as products are revised or updated.

Microsoft Project purchased under CLIN 0002 shall be the latest version of the commercial product available at time of delivery.

Microsoft Consulting Services. Microsoft Corporation, through its Microsoft Consulting Services division (MSC) shall provide services to assist with the planning and deployment of Microsoft products. The focus of the services shall be to provide knowledge transfer, guidance and assistance with Microsoft products, tools and technologies. 1000 hours of technical services shall be provided only during the first 12 months of performance.

Product Support. This contract does not include end-user support from Microsoft. However, technical support shall be provided for DLA through Microsoft Premier Support. Support is included for the base year and each option of the contract. The following support items are included for the base year and each option:

     A designated Technical Account Manager
     24X7 technical support
     Premier Service Desk
     600 technical support incidents per year
     Technical Issue Escalation
     One on-site Orientation & Planning Service
     One Supportability Review per year (3-day on-site)
     One scheduled on-site TAM visit per quarter and One subscription of TechNet and One MSDN Library

All products shall be used in accordance with Microsoft's commercial License Agreement which

                                                                N00140-97-D-1756
                                                                PAGE 5

will be displayed before download.

All server products are provided in "per seat" mode meaning, that each user must have a client access license as further defined in the License Agreement.

SECTION D  MARKING AND PACKING

PREPARATION FOR DELIVERY (COMMERCIALLY PACKAGED ITEMS) (FISC DET PHILA)(OCT
1992)

Preservation, packaging and packing shall be in accordance with ASTM D-3951-90, "Commercial Packaging of Supplies and Equipment."

SECTION E  INSPECTION AND ACCEPTANCE

The following clauses are hereby incorporated into section E by reference:

52.246-4 Inspection of Services - Fixed Price (AUG 1996)

INSPECTION AND ACCEPTANCE (SERVICES) (FISC DET PHILA)(OCT 1992)

Inspection and acceptance of services to be furnished hereunder shall be made, upon completion of the services, by Defense Logistics Agency, Mr. John Karpovich, 8725 John J. Kingman Road Ste. 2533/Room 3631, Ft. Belvoir, VA 22060-6221.

SECTION F  DELIVERIES OR PERFORMANCE

The following clauses are hereby incorporated into section F by reference:

Clause No.               Title
52.242-15      Stop-Work Order (AUG 1989)
52.242-17      Government Delay of Work (APR 1984)
52.247-34      F.O.B. Destination (NOV 1991)

DURATION OF CONTRACT PERIOD (FISC DET PHILA)(OCT 1992)

(a) This contract shall become effective on DATE OF AWARD or date of award, whichever is later, and the ordering period shall continue in effect during the period ending 12 months after date of contract unless terminated in accordance with other provisions herein. The performance period shall continue in effect during the period ending 12 months after date of contract.

(b) Notwithstanding the provisions of Clause entitled "Indefinite Quantity" and "Ordering", the Contracting Officer may at his election, issue Delivery Orders beyond the ordering period and require the Contractor to continue to perform work beyond the performance period set forth above until the total estimated maximum cost of the contract shall have been expended, not to exceed 60 months.

                                                                N00140-97-D-1756
                                                                PAGE 6

TRANSPORTATION OF SUPPLIES BY SEA (DFARS 252.247-7023)(NOV 1995)

(a) Definitions. As used in this clause--

     (1) Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

     (2) Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

     (3) Foreign flag vessel means any vessel that is not a U.S.-flag vessel.

     (4) Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

     (5) Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the price contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

     (6) Supplies means all property, except land and interests in land, that is clearly identificable for eventual use by or owned by the DoD at the time of transportation by sea.

     (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

     (ii) Supplies includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

     (7) U.S.-flag vessel means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

     (1) U.S.-flag vessels are not available for timely shipment;

     (2) The Freight charges are inordinately excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the

                                                                N00140-97-D-1756
                                                                PAGE 7

shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

     (1) Type, weight, and cube of cargo;
     (2) Required shipping date;
     (3) Special handling and discharge requirements;
     (4) Loading and discharge points;
     (5) Name of shipper and consignee;
     (6) Prime contract number; and
     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1) Prime contract number;
     (2) Name of vessel;
     (3) Vessel flag of registry;
     (4) Date of loading;
     (5) Port of loading;
     (6) Port of final discharge;
     (7) Description of commodity;
     (8) Gross weight in pounds and cubic feet if available;
     (9) Total ocean freight in U.S. dollars; and
    (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief-

     (1) No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

             Item         Contract
          Description    Line Items     Quantity

                                                                N00140-97-D-1756
                                                                Page 8

Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

PLACE OF DELIVERY: DESTINATION (FISC DET PHILA)(OCT 1992)

(a) The articles to be furnished hereunder shall be delivered all transportation charges paid by the contractor to:

FOURTEEN (14) HARD COPIES OF MEDIA AND DOCUMENTATION

DEFENSE LOGISTICS AGENCY
ATTN: AQAC, JOHN KARRPOVICH
8725 JOHN J KINGMAN ROAD
STE. 2533/ROOM 3631
FT. BELVOIR,VA 22060-6221

(b) Bids submitted on a basis other than F.O.B. destination will be rejected as nonresponsive and offers may be deemed unacceptable.

SECTION G C0NTRACT ADMINISTRATION

SUBMISSION OF INVOICES - FIXED PRICE (NAPS 5252.232-9000) (JUL 1992)

(a) "Invoice" as used in this clause does not include contractor's requests for progress payments.

(b) The contractor shall submit original invoices with 4 copies to the address identified in the solicitation/contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are acceptable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirement of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

                                                                N00140-97-D-1756
                                                                PAGE 9

(e) The contractor shall prepare a consolidated invoice covering all shipments delivered under an individual order.

(f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at designation, the consignee will forward acceptance verification to the designated payment office.

SUBCONTRACTING PLAN - WAIVED (FISC DET PHILA)(OCT 1992)

The contracting officer has determined that there are no subcontracting possibilities and therefore, no Small Business and Small Disadvantaged Business Subcontracting Plan is required.

SECTION H SPECIAL CONTRACT REQUIREMENTS

ORDERING (INDEFINITE DELIVERY TIME AND MATERIAL/LABOR HOUR AND COST REIMBURSEMENT CONTRACTS)

(a) Ordering: Supplies or services to be furnished under this contract shall be furnished at such times as ordered by the issuance of Delivery Orders on DD Form 1155 by the Fleet and Industrial Supply Center Norfolk Detachment Philadelphia. All orders issued hereunder are subject to the terms and conditions of this contract. This contract shall control in the event of conflict with any Order. When mailed, a Delivery Order shall be "issued" for purpose of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.

(b) Ordering Procedures:

     (1) Delivery Orders issued shall include, but not be limited to the following information:

          (a) date of order
          (b) contract and order number
          (c) appropriation and accounting data
          (d) description of the services to be performed
          (e) description of end item(s) to be delivered
          (h) exact place of pickup and delivery
          (i) the inspecting and accepting codes (as applicable)
          (j) period of time in which the services are to be performed

     Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written Delivery Order on DD Form 1155 within ten (10) working days.

(c) Modifications of Delivery Orders: Delivery Orders may be modified by the Ordering Officer. Modifications to Delivery Orders shall include the information set forth in paragraph b, above, as applicable. Delivery Orders may be modified orally by the Ordering Officers in emergency circumstances. Oral modifications shall be confirmed by issuance of a written modification within two working days from the time of the oral communication modifying the order.

(d) The Fixed Price or Ceiling Amount: for each Delivery Order will be the ceiling price stated

                                                                N00140-97-D-1756
                                                                PAGE 10

therein and may not be exceeded except when authorized by a modifiction to the Delivery Order.

MINIMUM AND MAXIMUM QUANTITIES (FISC DET PHILA)(OCT 1992)

As referred to in paragraph (b) of the "Indefinite Quantities" clause of this contract, the contract minimum quantity is a total of 50% of CLIN 0001; if Option I is exercised 50% of CLIN 0003, if Option II is exercised 50% of CLIN 0004; if Option III is exercised 50% of CLIN 0005; if Option IV is exercised 50% of CLIN 0006. The contract maximum quantity is a total value of the contract.

LIABILITY, AUTOMOBILE AND WORKMAN'S COMPENSATION INSURANCE (FISC DET PHILA)(OCT
1992)

The following types of insurance are required in accordance with the clause entitled "INSURANCE-WORK ON A GOVERNMENT INSTALLATION" (FAR 52.228-5) and shall be maintained in the minimum amounts shown:

1. Comprehensive General Liability: $200,000 per person and $500,000 per accident for bodily injury.

2. Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $20,000 per accident for property damage.

3. Standard Workmen's compensation and Employer's Liability Insurance (or, where maritime employment is involved, Longshoremen's and Harbor Worker's Compensation Insurance) in the minimum amount of $100,000.

SECTION I  CLAUSE AND PROVISIONS

CLAUSES - FIXED PRICE SERVICE

THE FOLLOWING CONTRACT CLAUSES ARE HEREBY INCORPORATED BY REFERENCE:

     CLAUSE NO           TITLE

     52.232-1       Payments (APR 1984)
     52.233-3       Protest After Award (AUG 1996)
     252.225-7031  Secondary Arab Boycott of Israel (JUN 1992)
     252.231-7000  Supplemental Cost Principles (DEC 1991)
     252.232-7006  Reduction or Suspension of Contract Payments
                   Upon Finding of Fraud (AUG 1992)
     52.202-1      Definitions (OCT 1995)
     52.203-3       Gratuities (APR 1984)
     52-203-5      Covenant Against Contingent Fees (JUL 1996)
     52-203-6      Restrictions on Subcontractor Sales to the Government (JUL
                   1995)
     52.203-7      Anti-Kickback Procedures (JUL 1995)
     52.203-8      Cancellation, Rescission, and Recovery of Funds for Illegal
                   or Improper Activity (JAN 1997)
     52.203-10     Price or Fee Adjustment for Illegal or Improper Activity
                   (JAN 1997)

                                                                N00140-97-D-1756
                                                                PAGE 11

52.203-12      Limitation on Payments to Influence Certain Federal Transactions
                 (JAN 1990)
52.204-4       Printing/Copying Double-Sided on Recycled Paper (JUN 1996)
52.209-6       Protecting the Government's Interest when Subcontracting with
                 Contractors Debarred, Suspended, or Proposed for Debarment
                 (JUL 1995)
52.215-2       Audit and Records - Negotiation (AUG 1996)
52.215-26      Integrity of Unit Prices (FEB 1997)
52.215-26      ALTERNATE I (APR 1991)
52.215-33      Order of Precedence (JAN 1986)
52.217-8       Option to Extend Services (AUG 1989)
52.219-8       Utilization of Small, Small Disadvantaged and Women-Owned
                 Small Business Concerns (OCT 1995)
52.219-14      Limitation on Subcontracting (DEC 1996)
52.222-3       Convict Labor (AUG 1996)
52.222-26      Equal Opportunity (APR 1984)
52.222-28      Equal Opportunity Preaward Clearance of Subcontracts (APR 1984)
52.222-29      Notification of Visa Denial (APR 1984)
52.222-35      Affirmative Action for Special Disabled and Vietnam Era Veterans
                 (APR 1984)
52.222-36      Affirmative Action for Handicapped Workers (APR 1984)
52.222-37      Employment Reports on Special Disabled Veterans and Veterans of
                 the Vietnam Era (JAN 1988)
52.223-2       Clean Air and Water (APR 1984)
52.223-6       Drug-Free Workplace (JAN 1997)
52.225-11      Restrictions on Certain Foreign Purchases (OCT 1996)
52.226-1       Utilization of Indian Organizations and Indian-Owned Economic
                 Enterprises (SEP 1996)
52.228-5       Insurance - Work on a Government Installation (JAN 1997)
52.229-4       Federal, State, and Local Taxes (Noncompetitive Contract)
                 (JAN 1991)
52.232-8       Discounts for Prompt Payment (APR 1989)
52.232-11      Extras (APR 1984)
52.232-17      Interest (JUN 1996)
52.232-23      Assignment of Claims (JAN 1986)
52.232-25      Prompt Payment (MAR 1994)
                 (a)(6)(i)_30__________
                 (b)(2)___N/A____________
52.232-34      Optional Information for Electronic Funds Transfer Payment
                 (AUG 1996)
52.233-1       Disputes (OCT 1995)
52.233-1       ALTERNATE I (DEC 1991)
52.237-2       Protection of Government Buildings, Equipment, and Vegetation
                 (APR 1984)
52.237-3       Continuity of Services (JAN 1991)
52.239-1       Privacy or Security Safeguards (AUG 1996)
52.242-12      Report of Shipment (REPSHIP) (JUL 1995)
52.242-13      Bankruptcy (JUL 1995)

                                                                N00140-97-D-1756
                                                                PAGE 13

contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.

AVAILABILITY OF FUNDS (FAR 52.232-18)(APR 1984)

Funds are not presently available for this contract. The Government's obligation under this contract is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the Contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.

SECTION J  LIST OF EXHIBITS, ATTACHMENT AND OTHER DOCUMENTS

ATTACHMENT I -- COMPONENT OF EACH PRODUCT

Attachment I - Product Component

--------------------------------------------------------------------------------------------------------

CATEGORY            PRODUCT/UPGRADES                        INCLUDES
--------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         Windows 95 Upgrade                      Internet Explorer
                    Windows NT Workstation                  Clients: Windows 95, Windows NT,
                    Plus! for Windows 95                    Windows 3.1, Macintosh, UNIX
--------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         Office Professional                     Word
                                                            Excel
                                                            PowerPoint
                                                            Access, FoxPro
                                                            Schedule+
                                                            Bookshelf
                                                            Outlook
                    Project
                    Front Page                              (included with NT Server)
                    Publisher
                    Visual Basic Enterprise Edition
--------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         BackOffice                              NT Server with Internet Information Server,
                                                            Index Server, and Front Page
                                                            SQL Server
                                                            Exchange Enterprise (includes connectors)
                                                            Systems Management Server
                                                            SNA Server
                                                            Proxy Server

                    BackOffice Client Access License        NT Server Client Access
                                                            SQL Server Client Access
                                                            Exchange Client Access
                                                            Systems Management Server Client Access
                                                            SNA Server Client Access
--------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         Internet Explorer                       (included with Windows 95)
                    NetMeeting
                    News and Mail Client

[ILLEGIBLE]         Internet Information Server             (included with NT Server)

                    Index Server                            (included with NT Server)

                    Proxy Server                            (included with BackOffice Server)

[ILLEGIBLE]         Personalization System
                    Content Replication System
                    Commerce Server
                    Usage Analyst Enterprise Edition
                    Site Analyst
                    Visual InterDev (promotional
--------------------------------------------------------------------------------------------------------
                    offering)

[ILLEGIBLE]         FrontPage                               (included with NT Server)
                    ActiveX Control Pad
                    Internet Assistants for MS Office

--------------------------------------------------------------------------------------------------------